Exhibit 99.3

FIRST QUARTER 2017

FINANCIAL SUPPLEMENT

ALLY FINANCIAL INC. FORWARD-LOOKING STATEMENTS AND ADDITIONAL INFORMATION

This document and related communications should be read in conjunction with the financial statements, notes, and other information contained in our Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K. This information is preliminary and based on company and third-party data available at the time of the presentation or related communication.

This document and related communications contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements can be identified by the fact that they do not relate strictly to historical or current facts—such as our statements about targets and expectations for various financial and operating metrics. Forward-looking statements often use words such as “believe,” “expect,” “anticipate,” “intend,” “pursue,” “seek,” “continue,” “estimate,” “project,” “outlook,” “forecast,” “potential,” “target,” “objective,” “trend,” “plan,” “goal,” “initiative,” “priorities,” or other words of comparable meaning or future-tense or conditional verbs such as “may,” “will,” “should,” “would,” or “could.” Forward-looking statements convey our expectations, intentions, or forecasts about future events, circumstances, or results. All forward-looking statements, by their nature, are subject to assumptions, risks, and uncertainties, which may change over time and many of which are beyond our control. You should not rely on any forward-looking statement as a prediction or guarantee about the future. Actual future objectives, strategies, plans, prospects, performance, conditions, or results may differ materially from those set forth in any forward-looking statement. Some of the factors that may cause actual results or other future events or circumstances to differ from those in forward-looking statements are described in our Annual Report on Form 10-K for the year ended December 31, 2016, our subsequent Quarterly Reports on Form 10-Q or Current Reports on Form 8-K, or other applicable documents that are filed or furnished with the U.S. Securities and Exchange Commission (collectively, our “SEC filings”). Any forward-looking statement made by us or on our behalf speaks only as of the date that it was made. We do not undertake to update any forward-looking statement to reflect the impact of events, circumstances, or results that arise after the date that the statement was made, except as required by applicable securities laws. You, however, should consult further disclosures (including disclosures of a forward-looking nature) that we may make in any subsequent SEC filings.

This document and related communications contain specifically identified non-GAAP financial measures, which supplement the results that are reported according to generally accepted accounting principles (“GAAP”). These non-GAAP financial measures may be useful to investors but should not be viewed in isolation from, or as a substitute for, GAAP results. Differences between non-GAAP financial measures and comparable GAAP financial measures are reconciled in the presentation.

Our use of the term “loans” describes all of the products associated with our direct and indirect lending activities. The specific products include loans, retail installment sales contracts, lines of credit, leases, and other financing products. The term “lend” or “originate” refers to our direct origination of loans or our purchase or acquisition of loans.

1Q 2017 Preliminary Results	2

ALLY FINANCIAL INC. TABLE OF CONTENTS

Page(s)
Consolidated Results
Consolidated Financial Highlights	4
Consolidated Income Statement	5
Consolidated Period-End Balance Sheet	6
Consolidated Average Balance Sheet	7

Segment Detail
Segment Highlights	8
Automotive Finance	9-10
Insurance	11
Mortgage Finance	12
Corporate Finance	13
Corporate and Other	14

Credit Related Information	15-16

Supplemental Detail
Capital	17
Liquidity	18
Net Interest Margin and Deposits	19
Ally Bank Consumer Mortgage HFI Portfolio	20
Earnings Per Share Related Information	21
Adjusted Tangible Book Per Share Related Information	22
Core ROTCE Related Information	23
Adjusted Efficiency Ratio Related Information	24

1Q 2017 Preliminary Results	3

ALLY FINANCIAL INC. CONSOLIDATED FINANCIAL HIGHLIGHTS

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Selected Income Statement Data	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Net financing revenue (ex. OID) (1)	$995	$991	$1,011	$998	$964	$4	$32
OID amortization expense (2)	(16)	(15)	(15)	(14)	(13)	(1)	(4)
Net financing revenue (as reported)	979	976	996	984	951	3	28
Total other revenue	396	392	388	374	376	4	20

Total net revenue	1,375	1,368	1,384	1,358	1,327	7	48
Provision for loan losses	271	267	258	172	220	4	51
Total Noninterest Expense (3)	778	721	735	773	710	57	68

Pre-tax income from continuing operations	326	380	391	413	397	(54)	(71)
Income tax expense	113	134	130	56	150	(21)	(37)
Income / (Loss) from discontinued operations, net of tax	1	2	(52)	3	3	(1)	(2)

Net income	214	248	209	360	250	(34)	(36)
Preferred dividends	-	-	-	15	15	-	(15)

Net income available to common	$214	$248	$209	$345	$235	$(34)	$(21)

Selected Balance Sheet Data (Period-End)
Total assets	$162,101	$163,728	$157,397	$157,931	$156,505	$(1,627)	$5,596
Consumer loans	76,600	76,843	75,673	74,365	73,688	(243)	2,912
Commercial loans	42,402	42,101	39,286	38,288	37,188	301	5,214
Allowance for loan losses	(1,155)	(1,144)	(1,134)	(1,089)	(1,077)	(11)	(78)
Deposits	84,486	79,022	75,744	72,802	70,265	5,464	14,221
Common equity (4)	13,365	13,317	13,630	13,611	13,127	48	238
Total equity	13,365	13,317	13,630	13,611	13,823	48	(458)

Common Share Count
Weighted average basic (5)	465,961	472,502	482,393	485,370	484,233	(6,541)	(18,272)
Weighted average diluted (5)	466,829	474,505	483,575	486,074	484,654	(7,675)	(17,825)
Issued shares outstanding (period-end)	462,193	467,000	475,470	483,753	483,475	(4,807)	(21,282)

Per Common Share Data
Earnings per share (basic) (5)	$0.46	$0.53	$0.43	$0.71	$0.49	$(0.07)	$(0.03)
Earnings per share (diluted) (5)	0.46	0.52	0.43	0.71	0.49	(0.06)	(0.03)
Adjusted earnings per share (6)	0.48	0.54	0.56	0.54	0.52	(0.06)	(0.04)
Book value per share	28.9	28.5	28.7	28.1	28.6	0.4	0.3
Tangible book value per share (7)	28.3	27.9	28.0	27.6	27.1	0.4	1.2
Adjusted tangible book value per share (7)	26.6	26.2	26.3	25.9	25.4	0.4	1.2

Select Financial Ratios
Net interest margin (as reported)	2.60%	2.56%	2.69%	2.68%	2.59%
Net interest margin (ex. OID) (8)	2.64%	2.60%	2.73%	2.72%	2.63%
Cost of funds (incl. OID) (8)	1.94%	1.90%	1.89%	1.90%	1.88%
Cost of funds (ex. OID) (8)	1.87%	1.84%	1.83%	1.84%	1.82%
Efficiency Ratio (8)	56.6%	52.7%	53.1%	56.9%	53.5%
Adjusted efficiency ratio (8)(9)	48.5%	46.4%	45.9%	43.7%	45.4%
Return on average assets (10)	0.5%	0.6%	0.5%	0.9%	0.6%
Return on average total equity (10)	6.4%	7.4%	6.1%	10.4%	7.3%
Return on average tangible common equity (8)(10)	6.6%	7.5%	6.3%	10.4%	7.3%
Core ROTCE (8)(10)(11)	8.2%	9.4%	9.8%	9.7%	9.8%

Capital Ratios (12)
Common Equity Tier 1 (CET1) capital ratio (13)	9.4%	9.4%	9.5%	9.6%	9.5%
Tier 1 capital ratio	11.1%	10.9%	11.1%	11.2%	11.6%
Total capital ratio	12.7%	12.6%	12.8%	12.8%	13.0%

(1) Represents a non-GAAP financial measure. Excludes original issue discount expense (OID).

(2) OID is primarily related to bond exchange OID (excludes international operations and future issuances)

(3) Includes employee related costs, consulting and legal fees, marketing, information technology, facility, portfolio servicing and restructuring expenses

(4) Includes common stock and paid-in capital, treasury stock, accumulated deficit and accumulated other comprehensive income

(5) Includes shares related to share-based compensation that vested but were not yet issued

(6) Represents a non-GAAP financial measure. For more details refer to page 21

(7) Represents a non-GAAP financial measure. For more details refer to page 22

(8) Represents a non-GAAP financial measure.

(9) Represents a non-GAAP financial measure. For more details refer to page 24

(10) Return metrics are annualized.

(11) Return metrics are annualized. For more details refer to page 23

(12) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(13) Common Equity Tier 1 capital ratio is a non-GAAP measurement. Refer to page 17 for additional details

1Q 2017 Preliminary Results	4

ALLY FINANCIAL INC. CONSOLIDATED INCOME STATEMENT

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Financing revenue and other interest income
Interest and fees on finance receivables and loans	$1,368	$1,355	$1,307	$1,265	$1,235	$13	$133
Interest on loans held-for-sale	-	-	-	-	-	-	-
Total interest and dividends on investment securities	126	109	101	99	102	17	24
Interest-bearing cash	5	4	3	4	3	1	2
Other Earning Assets	8	7	-	-	-	1	8
Operating leases	543	592	649	701	769	(49)	(226)

Total financing revenue and other interest income	2,050	2,067	2,060	2,069	2,109	(17)	(59)
Interest expense
Interest on deposits	231	222	212	203	193	9	38
Interest on short-term borrowings	27	18	14	12	13	9	14
Interest on long-term debt	424	434	430	436	442	(10)	(18)

Total interest expense	682	674	656	651	648	8	34
Depreciation expense on operating lease assets	389	417	408	434	510	(28)	(121)

Net financing revenue (as reported)	$979	$976	$996	$984	$951	$3	$28
Other revenue
Servicing fees	16	15	17	18	13	1	3
Insurance premiums and service revenue earned	241	241	238	236	230	0	11
Gain on mortgage and automotive loans, net	14	7	-	3	1	7	13
Loss on extinguishment of debt	(1)	(1)	-	-	(4)	(0)	3
Other gain on investments, net	27	39	52	39	54	(12)	(27)
Other income, net of losses	99	91	81	77	82	8	17

Total other revenue	396	392	388	374	376	4	20
Total net revenue	1,375	1,368	1,384	1,358	1,327	7	48
Provision for loan losses	271	267	258	172	220	4	51
Noninterest expense
Compensation and benefits expense	285	250	248	242	252	35	33
Insurance losses and loss adjustment expenses	88	55	69	145	73	33	15
Other operating expenses	405	416	418	386	385	(11)	20

Total noninterest expense	778	721	735	773	710	57	68
Pre-tax income from continuing operations	$326	$380	$391	$413	$397	$(54)	$(71)
Income tax expense from continuing operations	113	134	130	56	150	(21)	(37)

Net income from continuing operations	213	246	261	357	247	(33)	(34)
Income / (Loss) from discontinued operations, net of tax	1	2	(52)	3	3	(1)	(2)

Net income	$214	$248	$209	$360	$250	$(34)	$(36)

Core Pre-Tax Income Walk
Net financing revenue (ex. OID) (1)	$995	$991	$1,011	$998	$964	$4	$32
Total other revenue (ex. OID) (2)	396	392	388	374	380	4	16
Provision for loan losses	271	267	258	172	220	4	51
Total Noninterest Expense	778	721	735	769	706	57	72

Core pre-tax income	$342	$395	$406	$431	$419	$(53)	$(76)
less: Repositioning items (3)	-	-	-	4	7	-	(7)
less: OID amortization expense	16	15	15	14	15	1	2

Pre-tax income from continuing operations	$326	$380	$391	$413	$397	$(54)	$(71)

(1) Represents a non-GAAP financial measure. Excludes OID

(2) Represents a non-GAAP financial measure. Excludes accelerated OID primarily related to the extinguishment of high-cost legacy debt of $2 million in 1Q 2016

(3) Excludes Repositioning items. Repositioning items are primarily related to the extinguishment of high-cost legacy debt and other strategic activities.

1Q 2017 Preliminary Results	5

ALLY FINANCIAL INC. CONSOLIDATED PERIOD-END BALANCE SHEET

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	3/31/2017	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2016	3/31/2016
Assets
Cash and cash equivalents
Noninterest-bearing	$1,513	$1,547	$1,779	$1,790	$1,906	$(34)	$(393)
Interest-bearing	2,789	4,387	2,510	3,941	3,095	(1,598)	(306)

Total cash and cash equivalents	4,302	5,934	4,289	5,731	5,001	(1,632)	(699)
Investment securities (1)	21,412	19,765	18,350	18,768	18,298	1,647	3,114
Loans held-for-sale, net	1	-	56	15	39	1	(38)
Finance receivables and loans, net
Finance receivables and loans, net	119,002	118,944	114,959	112,653	110,876	58	8,126
Allowance for loan losses	(1,155)	(1,144)	(1,134)	(1,089)	(1,077)	(11)	(78)

Total finance receivables and loans, net	117,847	117,800	113,825	111,564	109,799	47	8,048
Investment in operating leases, net	10,461	11,470	12,689	13,755	14,958	(1,009)	(4,497)
Premiums receivables and other insurance assets	1,944	1,905	1,881	1,844	1,828	39	116
Other assets	6,134	6,854	6,307	6,254	6,582	(720)	(448)

Total assets	$162,101	$163,728	$157,397	$157,931	$156,505	$(1,627)	$5,596

Liabilities
Deposit liabilities
Noninterest-bearing	$102	$84	$101	$94	$92	$18	$10
Interest-bearing	84,384	78,938	75,643	72,708	70,173	5,446	14,211

Total deposit liabilities	84,486	79,022	75,744	72,802	70,265	5,464	14,221
Short-term borrowings	8,371	12,673	6,434	5,994	5,365	(4,302)	3,006
Long-term debt	51,061	54,128	56,836	61,040	62,044	(3,067)	(10,983)
Interest payable	382	351	462	427	374	31	8
Unearned insurance premiums and service revenue	2,514	2,500	2,493	2,465	2,449	14	65
Accrued expense and other liabilities	1,922	1,737	1,798	1,592	2,185	185	(263)

Total liabilities	$148,736	$150,411	$143,767	$144,320	$142,682	$(1,675)	$6,054

Equity
Common stock and paid-in capital (2)	$20,661	$20,809	$20,960	$21,106	$21,087	$(148)	$(426)
Preferred stock	-	-	-	-	696	-	(696)
Accumulated deficit	(6,975)	(7,151)	(7,361)	(7,530)	(7,875)	176	900
Accumulated other comprehensive (loss) income	(321)	(341)	31	35	(85)	20	(236)

Total equity	13,365	13,317	13,630	13,611	13,823	48	(458)

Total liabilities and equity	$162,101	$163,728	$157,397	$157,931	$156,505	$(1,627)	$5,596

(1) Includes held-to-maturity securities

(2) Includes Treasury stock

1Q 2017 Preliminary Results	6

ALLY FINANCIAL INC. CONSOLIDATED AVERAGE BALANCE SHEET (1)

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Assets
Interest-bearing cash and cash equivalents	$2,674	$2,556	$2,530	$2,708	$2,867	$118	$(193)
Federal funds sold and securities purchased under resale agreements	-	-	-	2	-	-	-
Investment securities	21,298	20,143	18,139	18,190	17,594	1,155	3,704
Loans held-for-sale, net	-	-	1	-	35	-	(35)
Total finance receivables and loans, net (2)	117,974	116,769	113,294	112,158	111,525	1,205	6,449
Investment in operating leases, net	10,931	12,099	13,232	14,392	15,638	(1,168)	(4,707)

Total interest earning assets	152,877	151,567	147,196	147,450	147,659	1,310	5,218
Noninterest-bearing cash and cash equivalents	1,100	1,124	1,369	1,339	1,841	(24)	(741)
Other assets	8,013	8,039	8,764	8,755	8,929	(26)	(916)
Allowance for loan losses	(1,145)	(1,139)	(1,103)	(1,088)	(1,060)	(6)	(85)

Total assets	$160,845	$159,591	$156,226	$156,456	$157,369	$1,254	$3,476

Liabilities
Interest-bearing deposit liabilities	$82,160	$76,950	$74,166	$71,479	$68,148	$5,210	$14,012
Short-term borrowings	8,223	8,353	5,194	5,535	5,609	(130)	2,614
Long-term debt (3)	52,549	55,916	58,425	60,758	64,841	(3,367)	(12,292)

Total interest-bearing liabilities (3)	142,932	141,219	137,785	137,772	138,598	1,713	4,334
Noninterest-bearing deposit liabilities	93	96	97	91	92	(3)	1
Other liabilities	4,383	4,442	4,674	4,948	5,053	(59)	(670)

Total liabilities	$147,408	$145,757	$142,556	$142,811	$143,743	$1,651	$3,665

Equity
Total equity	$13,437	$13,834	$13,670	$13,645	$13,626	$(397)	$(189)

Total liabilities and equity	$160,845	$159,591	$156,226	$156,456	$157,369	$1,254	$3,476

(1) Average balances are calculated using a combination of monthly and daily average methodologies. Periods prior to 4Q 16 may not tie to previous Financial Supplement disclosures due to the current methodology which includes equity investment security balances within investment securities, previously included within other assets

(2) Nonperforming finance receivables and loans are included in the average balances net of unearned income, unamortized premiums and discounts, and deferred fees and costs

(3) QTD: includes OID average of $1,240 million in 1Q17, $1,256 million in 4Q16, $1,272 million in 3Q16, $1,286 million in 2Q16 and $1,298 million in 1Q16

1Q 2017 Preliminary Results	7

ALLY FINANCIAL INC. SEGMENT HIGHLIGHTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Automotive Finance	$288	$298	$319	$426	$337	$(10)	$(49)
Insurance	40	69	56	(18)	50	(29)	(10)

Dealer Financial Services	328	367	375	408	387	(39)	(59)
Mortgage Finance	9	15	8	9	2	(6)	7
Corporate Finance	25	31	15	14	11	(6)	14
Corporate and Other (1)	(36)	(33)	(7)	(18)	(3)	(3)	(33)

Pre-tax income from continuing operations	$326	$380	$391	$413	$397	$(54)	$(71)
OID amortization expense (2)	16	15	15	14	15	1	2
Repositioning items (2)(3)	-	-	-	4	7	-	(7)

Core pre-tax income (4)	$342	$395	$406	$431	$419	$(53)	$(76)

(1) Corporate and Other primarily consists of activity related to centralized corporate treasury activities such as management of the cash and corporate investment securities and loan portfolios, short- and long-term debt, retail and brokered deposit liabilities, derivative instruments, the amortization of the discount associated with new debt issuances and bond exchanges, and the residual impacts of our corporate FTP and treasury ALM activities. Corporate and Other also includes certain equity investments, the management of our legacy mortgage portfolio, and reclassifications and eliminations between the reportable operating segments. Subsequent to June 1, 2016, TradeKing activity included within the Corporate & Other segment.

(2) OID amortization expense and repositioning items for all periods shown is applied to the pre-tax income of the Corporate and Other segment. Includes accelerated OID expense of $2 million in 1Q 2016.

(3) Repositioning items are primarily related to the extinguishment of high-cost legacy debt and strategic activities

(4) Core pre-tax income is a non-GAAP financial measure that adjusts pre-tax income from continuing operations by excluding (1) original issue discount (OID) amortization expense and (2) repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities. Management believes core pre-tax income can help the reader better understand the operating performance of the core businesses and their ability to generate earnings.

1Q 2017 Preliminary Results	8

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Net financing revenue
Consumer	$924	$933	$911	$877	$866	$(9)	$58
Commercial	304	287	267	262	252	17	52
Loans held-for-sale	-	-	-	-	-	-	-
Operating leases	543	592	649	701	769	(49)	(226)
Other interest income	2	3	3	2	3	(1)	(1)

Total financing revenue and other interest income	1,773	1,815	1,830	1,842	1,890	(42)	(117)
Interest expense	492	491	489	479	484	1	8
Depreciation expense on operating lease assets:
Depreciation expense on operating lease assets (ex. remarketing)	385	427	470	520	565	(42)	(180)
Remarketing losses (gains)	3	(10)	(62)	(86)	(55)	13	58
Total depreciation expense on operating lease assets	389	417	408	434	510	(28)	(121)

Net financing revenue	892	907	933	929	896	(15)	(4)

Other revenue
Servicing fees	16	15	17	18	13	1	3
Gain/(loss) on automotive loans, net	24	7	-	5	5	17	19
Other income	61	56	58	53	59	5	2

Total other revenue	101	78	74	77	77	23	24

Total net revenue	993	985	1,007	1,006	973	8	20
Provision for loan losses	268	275	270	170	209	(7)	59
Noninterest expense
Compensation and benefits	129	118	119	118	126	11	3
Other operating expenses	308	294	299	292	301	14	7

Total noninterest expense	437	412	418	410	427	25	10

Income before income tax expense	$288	$298	$319	$426	$337	$(10)	$(49)

Memo: Net lease revenue
Operating lease revenue	$543	$592	$649	$701	$769	$(49)	$(226)
Depreciation expense on operating lease assets (ex. remarketing)	385	427	470	520	565	(42)	(180)
Remarketing losses (gains)	3	(10)	(62)	(86)	(55)	13	59

Total depreciation expense on operating lease assets	389	417	408	434	510	(28)	(121)

Net lease revenue	$154	$175	$241	$267	$259	$(21)	$(105)

Balance Sheet (Period-End)
Cash, trading and investment securities	$30	$30	$30	$30	$31	$-	$(1)
Finance receivables and loans, net:
Consumer loans	65,629	65,750	64,750	63,193	62,926	(121)	2,703
Commercial loans (1)	38,903	38,853	36,043	35,258	34,348	50	4,555
Allowance for loan losses	(999)	(989)	(969)	(919)	(905)	(10)	(94)

Total finance receivables and loans, net	103,533	103,614	99,824	97,532	96,369	(81)	7,164
Investment in operating leases, net	10,461	11,470	12,689	13,755	14,958	(1,009)	(4,497)
Other assets	1,130	1,233	1,126	1,039	931	(103)	199

Total assets	$115,154	$116,347	$113,669	$112,356	$112,289	$(1,193)	$2,865

(1) Includes intercompany

1Q 2017 Preliminary Results	9

ALLY FINANCIAL INC. AUTOMOTIVE FINANCE - KEY STATISTICS

	QUARTERLY TRENDS					CHANGE VS.

	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
U.S. Consumer Originations (1) ($ in billions)
Retail standard - new vehicle GM	$1.5	$1.9	$2.0	$1.9	$1.9	$(0.4)	$(0.4)
Retail standard - new vehicle Chrysler	1.0	1.1	1.2	1.2	1.0	(0.0)	0.0
Retail standard - new vehicle Growth	1.2	1.2	1.3	1.3	1.2	0.1	0.0
Used vehicle	4.2	3.4	3.8	4.0	4.1	0.8	0.1
Lease	0.9	0.7	1.0	0.9	0.8	0.2	0.1
Retail subvented	0.0	0.0	0.1	0.1	0.1	(0.0)	(0.0)

Total originations	$8.9	$8.2	$9.3	$9.4	$9.0	$0.6	$(0.2)

U.S. Consumer Originations - FICO Score
Super Prime (CB 740+)	$2.2	$2.2	$2.3	$2.1	$2.0	$0.0	$0.2
Prime (CB 739-660)	3.1	2.9	3.4	3.5	3.2	0.2	(0.1)
Prime/Near (CB 659-620)	2.1	1.9	2.2	2.3	2.2	0.2	(0.1)
Non Prime (CB 619-540)	0.8	0.7	0.9	0.9	1.0	0.2	(0.1)
Sub Prime (CB 539-0)	0.1	0.1	0.1	0.1	0.1	0.0	(0.0)
Unscored (2)	0.5	0.5	0.5	0.5	0.5	(0.0)	0.0

Total originations	$8.9	$8.2	$9.3	$9.4	$9.0	$0.6	$(0.2)

U.S. Market
Light vehicle sales (SAAR - units in millions)	17.2	18.0	17.5	17.1	17.3	(0.8)	(0.1)
Light vehicle sales (quarterly - units in millions)	4.0	4.4	4.5	4.5	4.1	(0.4)	(0.1)
GM market share	17.2%	18.8%	17.4%	16.7%	16.8%
Chrysler market share	12.7%	12.0%	12.8%	13.3%	13.5%

U.S. Consumer Penetration
GM	7.4%	8.5%	8.8%	9.1%	9.3%
Chrysler	13.4%	14.0%	14.8%	13.8%	12.5%

U.S. Commercial Outstandings EOP ($ in billions)
Floorplan outstandings, net	$33.2	$33.3	$30.7	$30.0	$29.2	$(0.2)	$3.9
Dealer loans and other	5.8	5.5	5.4	5.2	5.1	0.2	0.6

Total Commercial outstandings	$38.9	$38.9	$36.0	$35.3	$34.3	$0.1	$4.6

U.S. Off-Lease Remarketing
Off-lease vehicles terminated - On-balance sheet (# in units)	77,761	71,737	80,999	76,001	78,820	6,024	(1,059)
Average (loss) / gain per vehicle	$(45)	$135	$767	$1,126	$700	$(180)	$(745)
Total (loss) / gains ($ in millions)	$(3)	$10	$62	$86	$55	$(13)	$(59)

(1) Some standard rate loan originations contain manufacturer sponsored cash back rebate incentives. Some lease originations contain rate subvention. While Ally may jointly develop marketing programs for these originations, Ally does not have exclusive rights to such originations under operating agreements with manufacturers

(2) Unscored are primarily Commercial Services Group (“CSG”)

1Q 2017 Preliminary Results	10

ALLY FINANCIAL INC. INSURANCE - CONDENSED FINANCIAL STATEMENTS AND KEY STATISTICS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement (GAAP View)	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Net financing revenue
Interest and dividends on investment securities	$25	$26	$24	$25	$24	$(1)	$1
Interest bearing cash	1	2	2	3	2	(1)	(1)

Total financing revenue and other interest revenue	26	28	26	28	26	(2)	-
Interest expense	11	11	12	12	12	-	(1)

Net financing revenue	15	17	14	16	14	(2)	1
Other revenue
Insurance premiums and service revenue earned	241	241	238	236	230	-	11
Other gain/(loss) on investments, net	21	17	24	21	22	4	(1)
Other income, net of losses	2	1	2	2	2	1	-

Total other revenue	264	259	264	259	254	5	10

Total net revenue	279	276	278	275	268	3	11
Noninterest expense
Compensation and benefits expense	19	17	16	17	18	2	1
Insurance losses and loss adjustment expenses	88	55	69	145	73	33	15
Other operating expenses	132	135	137	131	127	(3)	5

Total noninterest expense	239	207	222	293	218	32	21

Income (loss) from cont. ops before income tax expense	$40	$69	$56	$(18)	$50	$(29)	$(10)

Memo: Income Statement (Managerial View)
Insurance premiums and other income
Insurance premiums and service revenue earned	$241	$241	$238	$236	$230	$0	$11
Investment income	35	32	36	34	34	3	1
Other income	3	3	4	5	4	(0)	(1)

Total insurance premiums and other income	279	276	278	275	268	3	11
Expense
Insurance losses and loss adjustment expenses	88	55	69	145	73	33	15
Acquisition and underwriting expenses
Compensation and benefit expense	19	17	16	17	18	2	1
Insurance commission expense	99	98	99	97	94	1	5
Other expense	33	37	38	34	33	(4)	(0)

Total acquisition and underwriting expense	151	152	153	148	145	(1)	6
Total expense	239	207	222	293	218	32	21

Income (loss) from cont. ops before income tax expense	$40	$69	$56	$(18)	$50	$(29)	$(10)

Balance Sheet (Period-End)
Cash, trading and investment securities	$5,048	$5,033	$5,155	$5,140	$5,141	$15	$(93)
Premiums receivable and other insurance assets	1,959	1,920	1,894	1,856	1,840	39	119
Other assets	223	219	210	197	213	4	10

Total assets	$7,230	$7,172	$7,259	$7,193	$7,194	$58	$36

Key Statistics (Continuing Operations)
Total written premiums and revenue	$240	$237	$252	$237	$222	$3	$18

Loss ratio	35.9%	22.6%	28.8%	60.9%	31.5%
Underwriting expense ratio	62.2%	62.7%	63.8%	61.9%	62.5%

Combined ratio	98.1%	85.3%	92.5%	122.8%	94.0%

1Q 2017 Preliminary Results	11

ALLY FINANCIAL INC. MORTGAGE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Net financing revenue
Total financing revenue and other interest income	$71	$65	$64	$64	$57	$6	$14
Interest expense	37	39	39	38	37	(2)	-

Net financing revenue	34	26	25	26	20	8	14
Total net revenue	34	26	25	26	20	8	14
Provision for loan losses	1	(8)	1	-	3	9	(2)
Noninterest expense
Compensation and benefits expense	5	3	4	3	3	2	2
Other operating expense	19	16	12	14	12	3	7

Total noninterest expense	24	19	16	17	15	5	9

Income from cont. ops before income tax expense	$9	$15	$8	$9	$2	$(6)	$7

Balance Sheet (Period-End)
Finance receivables and loans, net:
Consumer loans	$8,331	$8,294	$7,931	$8,009	$7,443	$37	$888
Allowance for loan losses	(11)	(11)	(19)	(18)	(18)	-	7

Total finance receivables and loans, net	8,320	8,283	7,912	7,991	7,425	37	895
Other assets	42	24	21	23	68	18	(26)

Total assets	$8,362	$8,307	$7,933	$8,014	$7,493	$55	$869

1Q 2017 Preliminary Results	12

ALLY FINANCIAL INC. CORPORATE FINANCE - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Net financing revenue
Total financing revenue and other interest income	$54	$54	$48	$46	$44	$-	$10
Interest expense	20	20	18	17	16	-	4

Net financing revenue	34	34	30	29	28	-	6
Other income, net of losses	18	12	4	4	6	6	12

Total net revenue	52	46	34	33	34	6	18
Provision for loan losses	6	(2)	3	3	6	8	-
Noninterest expense
Compensation and benefits expense	14	9	9	10	10	5	4
Other operating expense	7	8	7	6	7	(1)	-

Total noninterest expense	21	17	16	16	17	4	4

Income from cont. ops before income tax expense	$25	$31	$15	$14	$11	$(6)	$14

Balance Sheet (Period-End)
Loans held for sale	$-	$-	$56	$15	$39	$-	$(39)
Commercial loans (1)	3,432	3,180	3,182	2,975	2,795	252	637
Allowance for loan losses	(68)	(62)	(62)	(59)	(56)	(6)	(12)

Total finance receivables and loans, net	3,364	3,118	3,120	2,916	2,739	246	625
Other assets	74	65	56	58	61	9	13

Total assets	$3,438	$3,183	$3,232	$2,989	$2,839	$255	$599

(1) Includes intercompany loan activity

1Q 2017 Preliminary Results	13

ALLY FINANCIAL INC. CORPORATE AND OTHER - CONDENSED FINANCIAL STATEMENTS

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Income Statement	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Net financing revenue
Total financing revenue and other interest income	$126	$105	$92	$89	$92	$21	$34
Interest expense
Original issue discount amortization	16	15	15	14	13	1	4
Other interest expense	106	98	83	91	86	8	19

Total interest expense	122	113	98	105	99	9	23

Net financing revenue (deficit)	4	(8)	(6)	(16)	(7)	12	11
Other revenue
Loss on extinguishment of debt	(1)	(1)	-	-	(4)	-	3
Other gain on investments, net	6	23	28	18	32	(17)	(26)
Other income, net of losses (1)	8	21	18	16	11	(13)	(3)

Total other (loss) revenue	13	43	46	34	39	(30)	(26)

Total net revenue (deficit)	17	35	40	18	32	(18)	(15)
Provision for loan losses	(4)	2	(16)	(1)	2	(6)	(6)
Noninterest expense
Compensation and benefits expense	118	103	100	94	95	15	23
Other operating expense (2)	(61)	(37)	(37)	(57)	(62)	(24)	1

Total noninterest expense	57	66	63	37	33	(9)	24

(Loss) from cont. ops before income tax expense	$(36)	$(33)	$(7)	$(18)	$(3)	$(3)	$(33)

Balance Sheet (Period-End)
Cash, trading and investment securities	$20,636	$20,636	$17,454	$19,329	$18,127	$-	$2,509
Finance receivables and loans, net
Consumer loans	2,640	2,799	2,992	3,163	3,319	(159)	(679)
Commercial loans (3)	67	68	61	55	45	(1)	22
Allowance for loan losses	(77)	(82)	(84)	(93)	(98)	5	21

Total finance receivables and loans, net	2,630	2,785	2,969	3,125	3,266	(155)	(636)
Other assets	4,651	5,298	4,881	4,925	5,297	(647)	(646)

Total assets	$27,917	$28,719	$25,304	$27,379	$26,690	$(802)	$1,227

OID Amortization Schedule (4)	2017	2018	2019	2020	2021 and After
Remaining Core OID Amortization (as of 3/31/2017)	$55	$86	$27	$31	Avg = $52/yr

(1) Includes gain/(loss) on mortgage and automotive loans

(2) Other operating expenses includes corporate overhead allocated to the other business segments. Amounts of corporate overhead allocated were $212 million for 1Q17, $193 million for 4Q16, $190 million for 3Q16, $186 million for 2Q16, and $202 million for 1Q16 The receiving business segment records the allocation of corporate overhead expense within other operating expenses.

(3) Includes intercompany

(4) Primarily represents bond exchange OID amortization expense used for calculating core pre-tax income

1Q 2017 Preliminary Results	14

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION

($ in millions)

	QUARTERLY TRENDS					CHANGE VS.

Asset Quality - Consolidated (1)	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Ending loan balance	$119,002	$118,944	$114,959	$112,653	$110,876	$58	$8,126
30+ Accruing DPD	$1,612	$2,246	$1,934	$1,740	$1,496	$(634)	$116
30+ Accruing DPD %	1.35%	1.89%	1.68%	1.54%	1.35%
Non-performing loans (NPLs)	$798	$819	$753	$734	$698	$(21)	$99
Net charge-offs (NCOs)	$253	$257	$213	$152	$179	$(4)	$74
Net charge-off rate (2)	0.86%	0.88%	0.75%	0.54%	0.64%

Provision for loan losses	$271	$267	$258	$172	$220	$4	$51
Allowance for loan losses (ALLL)	$1,155	$1,144	$1,134	$1,089	$1,077	$11	$78

ALLL as % of Loans (3) (4)	1.0%	1.0%	1.0%	1.0%	1.0%
ALLL as % of NPLs (3)	145%	140%	150%	148%	154%
ALLL as % of NCOs (3)	114%	111%	133%	179%	150%

US Auto Delinquencies - HFI Retail Contract $‘s (5)
Delinquent contract $	$1,552	$2,160	$1,823	$1,643	$1,387	$(608)	$165
% of retail contract $ outstanding	2.36%	3.28%	2.81%	2.60%	2.20%

U.S. Auto Annualized Net Charge-Offs - HFI Retail Contract $‘s
Net charge-offs	$251	$255	$219	$148	$173	$(4)	$79
% of avg. HFI assets (2)	1.54%	1.56%	1.37%	0.94%	1.08%

U.S. Auto Annualized Net Charge-Offs - HFI Commercial Contract $‘s
Net charge-offs	$0	$1	$0	$0	$0	$(1)	$0
% of avg. HFI assets (2)	0.00%	0.01%	0.00%	0.00%	0.00%

(1) Loans within this table are classified as held-for-investment recorded at amortized cost as these loans are included in our allowance for loan losses.

(2) Net charge-off ratios are calculated as annualized net charge-offs divided by average outstanding finance recievables and loans excluding loans measured at fair value, conditional repurchase loans and loans held-for-sale during the year for each loan category.

(3) ALLL coverage ratios are based on the allowance for loan losses related to loans held-for-investment excluding those loans held at fair value as a percentage of the unpaid principal balance, net of premiums and discounts.

(4) Excludes $34 million of fair value adjustment for loans in hedge accounting relationships in 1Q17, $43 million in 4Q16, $66 million in 3Q16, $88 million in 2Q16 and $87 million in 1Q16.

(5) Dollar amount of accruing contracts greater than 30 days past due

1Q 2017 Preliminary Results	15

ALLY FINANCIAL INC. CREDIT RELATED INFORMATION, CONTINUED

($ in millions)

CONTINUING OPERATIONS

Automotive Finance (1)	QUARTERLY TRENDS					CHANGE VS.
Consumer	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Allowance for loan losses	$941	$932	$912	$862	$850	$9	$91
Total consumer loans (2)	$65,663	$65,793	$64,816	$63,281	$63,013	$(131)	$2,649
Coverage ratio (3)	1.4%	1.4%	1.4%	1.4%	1.3%

Commercial
Allowance for loan losses	$58	$57	$57	$57	$55	$1	$3
Total commercial loans	$38,903	$38,853	$36,036	$35,251	$34,325	$50	$4,578
Coverage ratio	0.1%	0.1%	0.2%	0.2%	0.2%

Mortgage (1)
Consumer
Mortgage Finance
Allowance for loan losses	$11	$11	$19	$18	$18	$0	$(7)
Total consumer loans	$8,331	$8,294	$7,931	$8,009	$7,443	$38	$888
Coverage ratio	0.1%	0.1%	0.2%	0.2%	0.2%

Mortgage - Legacy
Allowance for loan losses	$75	$80	$81	$91	$97	$(5)	$(22)
Total consumer loans	$2,606	$2,756	$2,926	$3,075	$3,232	$(150)	$(626)
Coverage ratio	2.9%	2.9%	2.8%	2.9%	3.0%

Total Mortgage
Allowance for loan losses	$86	$91	$100	$109	$115	$(5)	$(28)
Total consumer loans	$10,937	$11,050	$10,857	$11,084	$10,675	$(113)	$262
Coverage ratio	0.8%	0.8%	0.9%	1.0%	1.1%

Corporate Finance (1)
Allowance for loan losses	$68	$62	$62	$59	$56	$6	$12
Total commercial loans	$3,432	$3,180	$3,182	$2,976	$2,796	$253	$637
Coverage ratio	2.0%	2.0%	2.0%	2.0%	2.0%

Corporate and Other (1)
Allowance for loan losses	$2	$2	$3	$2	$1	$(0)	$0
Total commercial loans	$67	$68	$68	$61	$67	$(1)	$(1)
Coverage ratio	2.6%	2.6%	3.7%	2.6%	2.1%

(1) ALLL coverage ratios are based on the domestic allowance as a percentage of finance receivables and loans reported at their gross carrying value, which includes the principal amount outstanding, net of unearned income, unamortized deferred fees reduced by costs on originated loans, unamortized premiums and discounts on purchased loans, unamortized basis adjustments arising from the designation of finance receivables and loans as the hedged item in qualifying fair value hedge relationships, and cumulative principal charge-offs. Excludes loans held at fair value.

(2) Includes $34 million of fair value adjustment for loans in hedge accounting relationships in 1Q17, $43 million in 4Q16, $66 million in 3Q16, $88 million in 2Q16 and $87 million in 1Q16.

(3) Excludes $34 million of fair value adjustment for loans in hedge accounting relationships in 1Q17, $43 million in 4Q16, $66 million in 3Q16, $88 million in 2Q16 and $87 million in 1Q16.

1Q 2017 Preliminary Results	16

ALLY FINANCIAL INC. CAPITAL

($ in billions)

	QUARTERLY TRENDS					CHANGE VS.
	Basel III Transition
Capital (1)	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Risk-weighted assets	$137.5	$138.5	$135.5	$133.8	$133.6	$(1.0)	$3.9

Common Equity Tier 1 (CET1) capital ratio (2)	9.4%	9.4%	9.5%	9.6%	9.5%
Tier 1 capital ratio	11.1%	10.9%	11.1%	11.2%	11.6%
Total capital ratio	12.7%	12.6%	12.8%	12.8%	13.0%

Tangible common equity / Tangible assets (3)(4)	8.1%	8.0%	8.5%	8.5%	8.4%
Tangible common equity / Risk-weighted assets (3)	9.5%	9.4%	9.8%	10.0%	9.8%

Shareholders’ equity	$13.4	$13.3	$13.6	$13.6	$13.8	$0.1	$(0.4)
less: Preferred equity	-	-	-	-	(0.7)	-	0.7
Disallowed DTA	(0.5)	(0.4)	(0.4)	(0.5)	(0.5)	(0.1)	-
Certain AOCI items and other adjustments	0.1	0.1	(0.3)	(0.3)	-	-	0.1

Common Equity Tier 1 capital (2)	$12.9	$13.0	$12.9	$12.8	$12.7	$(0.1)	$0.2

Common Equity Tier 1 capital	$12.9	$13.0	$12.9	$12.8	$12.7	$(0.1)	$0.2
add: Preferred equity	-	-	-	-	0.7	-	(0.7)
Trust preferred securities	2.5	2.5	2.5	2.5	2.5	0.0	-
less: Other adjustments	(0.2)	(0.3)	(0.3)	(0.4)	(0.4)	0.1	0.2

Tier 1 capital	$15.2	$15.1	$15.1	$15.0	$15.5	$0.1	$(0.3)

Tier 1 capital	$15.2	$15.1	$15.1	$15.0	$15.5	$0.1	$(0.3)
add: Qualifying subordinated debt and redeemable preferred stock	1.1	$1.2	1.2	1.2	0.9	(0.1)	0.2
Allowance for loan and lease losses includible in Tier 2 capital and other adjustments	1.1	$1.1	1.1	1.0	1.0	(0.0)	0.1

Total capital	$17.5	$17.4	$17.3	$17.2	$17.4	$0.1	$0.1

Total shareholders’ equity	$13.4	$13.3	$13.6	$13.6	$13.8	$0.1	$(0.4)
less: Preferred equity	-	-	-	-	(0.7)	-	0.7
Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	-	0.0	(0.3)

Tangible common equity (3)	$13.1	$13.0	$13.3	$13.3	$13.1	$0.1	$-

Total assets	$162.1	$163.7	$157.4	$157.9	$156.5	$(1.6)	$5.6
less: Goodwill and intangible assets, net of deferred tax liabilities	(0.3)	(0.3)	(0.3)	(0.3)	-	0.0	(0.3)

Tangible assets (4)	$161.8	$163.4	$157.1	$157.7	$156.5	$(1.6)	$5.3

Regulatory Capital - Basel III transition to fully phased-in
Numerator
Common equity tier 1 capital (transition)	$12.9	$13.0	$12.9	$12.8	$12.7
DTAs arising from NOL and tax credit carryforwards phased-in during transition	(0.1)	(0.3)	(0.3)	(0.3)	(0.3)
Intangibles phased-in during transition	(0.0)	(0.0)	(0.0)	(0.0)	-

Common equity tier 1 capital (fully phased-in)	$12.8	$12.7	$12.6	$12.5	$12.3

Denominator
Risk-weighted assets (transition)	$137.5	$138.5	$135.5	$133.8	$133.6
DTAs arising from temporary differences that could not be realized through NOL , net of VA and net of DTLs phased-in during transition	0.4	0.5	0.5	0.5	0.4
Intangibles phased in during transition	0.0	0.0	0.0	0.0	-

Risk-weighted assets (fully phased-in)	$137.9	$139.0	$136.0	$134.2	$134.0

Metric
Common equity tier 1 (transition)	9.4%	9.4%	9.5%	9.6%	9.5%
Common equity tier 1 (fully phased-in) (2)	9.3%	9.1%	9.3%	9.3%	9.2%

Note: Numbers may not foot due to rounding

(1) Basel III rules became effective on January 1, 2015, subject to transition provisions primarily related to deductions and adjustments impacting CET1 capital and Tier 1 capital

(2) Common Equity Tier 1 capital (“CET1”) fully phased-in: Under the Basel III regulatory framework as adopted in the United States, banking organizations like the company are required to comply with a minimum ratio of common equity tier 1 capital to risk-weighted assets (CET1 Capital Ratio). Common equity tier 1 capital generally consists of common stock (plus any related surplus and net of any treasury stock), retained earnings, accumulated other comprehensive income, and minority interests in the common equity of consolidated subsidiaries, subject to specified conditions and adjustments. The obligation to comply with the minimum CET1 Capital Ratio is subject to ongoing transition periods and other provisions under Basel III. Management believes that both the transitional CET1 Capital Ratio and the fully phased-in CET1 Capital Ratio are helpful to readers in evaluating the company’s capital utilization and adequacy in absolute terms and relative to its peers. The fully phased-in CET1 Capital Ratio is a non-GAAP financial measure that is reconciled to the transitional CET1 Capital Ratio above.

(3) Represents a non-GAAP financial measure. We define tangible common equity as common stockholders’ equity less goodwill and identifiable intangible assets, net of deferred tax liabilities. Ally considers various measures when evaluating capital adequacy, including tangible common equity. Tangible common equity is not formally defined by GAAP or codified in the federal banking regulations and, therefore, is considered to be a non-GAAP financial measure. Ally believes that tangible common equity is important because we believe analysts and banking regulators may assess our capital adequacy using this measure. Additionally, presentation of this measure allows readers to compare certain aspects of our capital adequacy on the same basis to other companies in the industry.

(4) Represents a non-GAAP financial measure. We define tangible assets as total assets less goodwill and intangible assets, net of deferred tax liabilities.

1Q 2017 Preliminary Results	17

ALLY FINANCIAL INC. LIQUIDITY

($ in billions)

	3/31/2017		12/31/2016		3/31/2016
Available Liquidity	Parent (1)	Ally Bank	Parent (1)	Ally Bank	Parent (1)	Ally Bank
Cash and cash equivalents (2)	$1.8	$2.1	$1.2	$4.8	$2.7	$2.1
Highly liquid securities (3)	2.0	11.1	2.2	7.1	1.8	6.8
Current committed unused capacity	0.7	0.4	3.2	0.4	0.5	1.8

Subtotal	$4.5	$13.5	$6.6	$12.2	$5.0	$10.7
Ally Bank intercompany loan (4)	0.4	(0.4)	1.1	(1.1)	0.8	(0.8)

Total Current Available Liquidity	$4.9	$13.1	$7.7	$11.1	$5.7	$9.9

Unsecured Long-Term Debt Maturity Profile	2017	2018	2019	2020	2021	2022 and after
Consolidated remaining maturities (5)	$1.8	$3.7	$1.7	$2.2	$0.6	$8.5

(1) Parent company liquidity is defined as our consolidated operations less Ally Bank and the regulated subsidiaries of Ally Insurance’s holding company

(2) May include the restricted cash accumulation for retained notes maturing within the following 30 days and returned to Ally on the distribution date

(3) Includes unencumbered UST, Agency debt and Agency MBS

(4) To optimize use of cash and secured facility capacity between entities, Ally Financial lends cash to Ally Bank from time to time under an intercompany loan agreement. Amounts outstanding on this loan are repayable to Ally Financial at any time, subject to 5 days notice

(5) Excludes OID

1Q 2017 Preliminary Results	18

ALLY FINANCIAL INC. NET INTEREST MARGIN AND DEPOSITS

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Average Balance Details	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Retail Auto Loan	$65,579	$65,209	$64,223	$63,621	$64,566	$370	$1,013
Auto Lease (net of dep)	10,931	12,099	13,232	14,392	15,638	(1,168)	(4,707)
Commercial Auto	38,019	37,386	34,905	34,800	34,026	633	3,993
Corporate Finance	3,394	3,273	3,115	2,973	2,781	121	613
Mortgage	10,982	10,901	11,052	10,764	10,152	81	830
Cash, Securities and Other	23,972	22,699	20,669	20,900	20,496	1,273	3,476

Total Earning Assets	$152,877	$151,567	$147,196	$147,450	$147,659	$1,310	$5,218

Interest Revenue	1,661	1,650	1,652	1,635	1,599	11	62

Unsecured Debt (4)	$20,957	$21,346	$21,714	$22,698	$22,452	$(389)	$(1,495)
Secured Debt	28,002	29,788	32,343	34,019	37,587	(1,786)	(9,585)
Deposits (2)	82,253	77,046	74,263	71,570	68,240	5,207	14,013
Other Borrowings (3)	13,053	14,391	10,834	10,862	11,709	(1,338)	1,344

Total Funding Sources (1)	$144,265	$142,571	$139,154	$139,149	$139,988	$1,694	$4,277

Interest Expense	666	659	641	637	635	7	31

Net Financing Revenue	$995	$991	$1,011	$998	$964	$4	$31

Net Interest Margin (yield details)
Retail Auto Loan	5.66%	5.64%	5.58%	5.47%	5.31%
Auto Lease (net of dep)	5.71%	5.75%	7.25%	7.46%	6.66%
Commercial Auto	3.24%	3.05%	3.03%	3.03%	2.98%
Corporate Finance	6.45%	6.56%	6.39%	6.36%	6.51%
Mortgage	3.47%	3.25%	3.24%	3.36%	3.37%
Cash, Securities and Other	2.35%	2.10%	2.00%	1.98%	2.06%

Total Earning Assets	4.41%	4.33%	4.46%	4.46%	4.36%

Unsecured Debt	5.07%	4.99%	4.87%	4.80%	4.89%
Secured Debt	1.94%	1.74%	1.62%	1.56%	1.48%
Deposits	1.14%	1.15%	1.14%	1.14%	1.14%
Other Borrowings (3)	1.21%	1.08%	1.14%	1.15%	1.06%

Total Funding Sources (1)	1.87%	1.84%	1.83%	1.84%	1.82%

NIM (as reported)	2.60%	2.56%	2.69%	2.68%	2.59%
NIM (excluding OID) (1)	2.64%	2.60%	2.73%	2.72%	2.63%

Key Deposit Statistics
Average retail CD maturity (months)	29.8	30.7	31.1	31.4	31.6	(0.9)	(1.8)
Average retail deposit rate	1.09%	1.10%	1.10%	1.11%	1.11%

Ally Financial Deposits Levels
Ally Bank retail	$69,971	$66,584	$63,880	$61,239	$58,977	$3,387	$10,994
Ally Bank brokered	14,327	12,187	11,570	11,269	10,979	2,140	3,348
Other	188	251	294	294	309	(63)	(121)

Total deposits	$84,486	$79,022	$75,744	$72,802	$70,265	$5,464	$14,221

Ally Bank Deposit Mix
Retail CD	26.1%	27.7%	27.9%	29.0%	30.1%
MMA/OSA/Checking	56.7%	56.8%	56.8%	55.4%	54.2%
Brokered	17.2%	15.5%	15.3%	15.5%	15.7%

(1) Excludes OID

(2) Includes brokered deposits. Includes average noninterest-bearing deposits of $93 million in 1Q17, $96 million in 4Q16, $97 million in 3Q16, $91 million in 2Q16, $92 million in 1Q16.

(3) Includes Demand Notes, FHLB and Repurchase Agreements

(4) Includes private unsecured committed credit facility

1Q 2017 Preliminary Results	19

ALLY FINANCIAL INC. ALLY BANK CONSUMER MORTGAGE HFI PORTFOLIOS (PERIOD-END)

($ in billions)

	HISTORICAL QUARTERLY TRENDS

Mortgage Finance HFI Portfolio	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16
Loan Value
Gross carry value	$8.3	$8.3	$7.9	$8.0	$7.4
Net carry value	$8.3	$8.3	$7.9	$8.0	$7.4

Estimated Pool Characteristics
% Second lien	0.0%	0.0%	0.0%	0.0%	0.0%
% Interest only	0.3%	0.3%	0.3%	0.4%	0.5%
% 30+ Day delinquent	0.5%	0.6%	0.9%	0.8%	1.0%
% Low/No documentation	0.0%	0.0%	0.0%	0.0%	0.0%
% Non-primary residence	3.7%	3.8%	3.4%	3.4%	3.5%
Refreshed FICO	770	772	772	771	770
Wtd. Avg. LTV/CLTV (1)	58.8%	59.7%	60.6%	61.1%	60.8%

Corporate Other Legacy Mortgage HFI Portfolio
Loan Value
Gross carry value	$2.6	$2.8	$2.9	$3.1	$3.2
Net carry value	$2.5	$2.7	$2.8	$3.0	$3.1

Estimated Pool Characteristics
% Second lien	17.4%	17.7%	18.1%	18.4%	18.6%
% Interest only	5.0%	6.8%	8.7%	12.9%	14.0%
% 30+ Day delinquent	4.0%	4.4%	4.1%	4.0%	4.1%
% Low/No documentation	22.5%	22.6%	22.8%	22.9%	22.7%
% Non-primary residence	7.4%	7.4%	7.4%	7.4%	7.4%
Refreshed FICO	728	730	730	728	728
Wtd. Avg. LTV/CLTV (1)	73.3%	74.1%	76.6%	77.8%	77.6%

(1) Updated home values derived using a combination of appraisals, BPOs, AVMs and MSA level house price indices; calculation only includes first liens

1Q 2017 Preliminary Results	20

ALLY FINANCIAL INC. EARNINGS PER SHARE RELATED INFORMATION

($ in millions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Earnings Per Share Data	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Net income (loss)	$214	$248	$209	$360	$250	$(34)	$(36)
less: Preferred stock dividends	-	-	-	15	15	-	(15)

GAAP net income available to common shareholders	$214	$248	$209	$345	$235	$(34)	$(21)

Weighted-average shares outstanding - basic (1)	465,961	472,502	482,393	485,370	484,233	(6,541)	(18,272)

Weighted-average shares outstanding - diluted (1)	466,829	474,505	483,575	486,074	484,654	(7,675)	(17,825)

Issued shares outstanding (period-end)	462,193	467,000	475,470	483,753	483,475	(4,807)	(21,282)

Net income (loss) per share - basic (1)	$0.46	$0.53	$0.43	$0.71	$0.49	$(0.07)	$(0.03)

Net income (loss) per share - diluted (1)	$0.46	$0.52	$0.43	$0.71	$0.49	$(0.06)	$(0.03)

Adjusted Earnings per Share (“Adjusted EPS”)
Numerator
GAAP net income available to common shareholders	$214	$248	$209	$345	$235	$(34)	$(21)
less: Disc Ops, net of tax	(1)	(2)	52	(3)	(3)	1	2
add back: Original issue discount expense (“OID expense”)	16	15	15	14	15	1	2
add back: Repositioning Items	-	-	-	4	7	-	(7)
less: OID & Repo. Tax (tax rate 35% starting 1Q16; 34% prior)	(6)	(5)	(5)	(6)	(8)	(0)	2
Significant Discrete Tax Items	-	-	-	(91)	7	-	(7)
Series A Actions	-	-	-	1	-	-	-

Core net income available to common shareholders (2)	$224	$256	$271	$263	$253	$(32)	$(29)

Denominator
Weighted-Average Shares Outstanding - (Diluted, thousands)	466,829	474,505	483,575	486,074	484,654

Adjusted EPS (3)	$0.48	$0.54	$0.56	$0.54	$0.52	$(0.06)	$(0.04)

(1) Includes shares related to share-based compensation that vested but were not yet issued

(2) Core net income available to common is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income available to common adjusts GAAP net income available to common for discontinued operations, OID expense, repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items including tax settlements and preferred stock capital actions.

(3) Adjusted earnings per share (Adjusted EPS) is a non-GAAP financial measure that adjusts GAAP EPS for revenue and expense items that are typically strategic in nature or that management otherwise does not view as reflecting the operating performance of the company. Management believes Adjusted EPS can help the reader better understand the operating performance of the core businesses and their ability to generate earnings. In the numerator of Adjusted EPS, GAAP net income available to common is adjusted for the following items: (a) excludes discontinued operations, net of tax, as Ally is primarily a domestic company and sales of international businesses and other discontinued operations in the past have significantly impacted GAAP EPS, (b) adds back the tax-effected non-cash expense bond exchange original issue discount (OID), (c) adds back tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, (d) excludes certain discrete tax items that do not relate to the operating performance of the core businesses, and (e) adjusts for preferred stock capital actions (e.g., Series A and Series G) that have been taken by the company to normalize its capital structure.

1Q 2017 Preliminary Results	21

ALLY FINANCIAL INC. ADJUSTED TANGIBLE BOOK PER SHARE RELATED INFORMATION

($ in billions, shares in thousands)

	QUARTERLY TRENDS					CHANGE VS.

Adjusted Tangible Book Value Per Share (“Adjusted TBVPS”) Information	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16

Numerator
GAAP shareholder’s equity	$13.4	$13.3	$13.6	$13.6	$13.8	$0.0	$(0.5)
less: Preferred equity	-	-	-	-	(0.7)	-	0.7

GAAP Common shareholder’s equity	13.4	13.3	13.6	13.6	13.1	0.0	0.2
less: Goodwill and identifiable intangibles, net of DTLs	(0.3)	(0.3)	(0.3)	(0.3)	(0.0)	0.0	(0.3)
Tangible common equity	13.1	13.0	13.3	13.3	13.1	0.1	(0.0)
less: Tax-effected bond OID (tax rate 35% starting 1Q16; 34% prior)	(0.8)	(0.8)	(0.8)	(0.8)	(0.8)	0.0	0.0
less: Series G discount	-	-	-	-	-	-	-

Adjusted tangible book value	$12.3	$12.2	$12.5	$12.5	$12.3	$0.1	$0.0

Denominator
Issued shares outstanding (period-end, thousands)	462,193	467,000	475,470	483,753	483,475

GAAP shareholder’s equity per share	$28.9	$28.5	$28.7	$28.1	$28.6	$0.4	$0.3
less: Preferred equity per share	-	-	-	-	(1.4)	-	1.4

GAAP Common shareholder’s equity per share	28.9	28.5	28.7	28.1	27.2	0.4	1.8
less: Goodwill and identifiable intangibles, net of DTLs per share	(0.6)	(0.6)	(0.6)	(0.6)	(0.1)	(0.0)	(0.6)

Tangible common equity per share	28.3	27.9	28.0	27.6	27.1	0.4	1.2
less: Tax-effected bond OID (tax rate 35% starting 1Q16; 34% prior)	(1.7)	(1.7)	(1.7)	(1.7)	(1.7)	0.0	0.0
less: Series G discount per share	-	-	-	-	-	-	-

Adjusted tangible book value per share (1)	$26.6	$26.2	$26.3	$25.9	$25.4	$0.4	$1.2

(1) Adjusted tangible book value per share (Adjusted TBVPS) is a non-GAAP financial measure that reflects the book value of equity available to shareholders even if original issue discount (OID) expense were accelerated immediately through the financial statements. As a result, management believes Adjusted TBVPS provides the reader with an assessment of value that is more conservative than GAAP common shareholder’s equity per share. Adjusted TBVPS generally adjusts common equity for (a) goodwill and identifiable intangibles, net of DTLs, (b) tax-effected bond OID to reduce tangible common equity in the event the corresponding discounted bonds are redeemed/tendered and (c) Series G discount which reduces tangible common equity as the company has normalized its capital structure.

1Q 2017 Preliminary Results	22

ALLY FINANCIAL INC. CORE ROTCE RELATED INFORMATION

($ in millions) unless noted otherwise

	QUARTERLY TRENDS					CHANGE VS.

Core Return on Tangible Common Equity (“Core ROTCE”)	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Numerator
GAAP net income available to common shareholders	$214	$248	$209	$345	$235	$(34)	$(21)
less: Disc Ops, net of tax	(1)	(2)	52	(3)	(3)	1	2
add back: Original issue discount expense (“OID expense”)	16	15	15	14	15	1	2
add back: Repositioning Items	-	-	-	4	7	-	(7)
less: OID & Repo. Tax (tax rate 35% starting 1Q16; 34% prior)	(6)	(5)	(5)	(6)	(8)	(0)	2
Significant Discrete Tax Items & Other	-	-	-	(91)	7	-	(7)
Series G Actions	-	-	-	-	-	-	-
Series A Actions	-	-	-	1	-	-	-

Core net income available to common shareholders (1)	$224	$256	$271	$263	$253	$(32)	$(29)

Denominator (2-period average, $ billions)
GAAP shareholder’s equity	$13.3	$13.5	$13.6	$13.7	$13.6	$(0.1)	$(0.3)
less: Preferred equity	-	-	-	0.3	0.7	-	(0.7)
less: Goodwill & identifiable intangibles, net of deferred tax liabilities (“DTLs”)	(0.3)	(0.3)	0.3	0.1	0.0	0.0	(0.3)

Tangible common equity	$13.0	$13.2	$13.3	$13.2	$12.9	$(0.1)	$0.1
less: Unamortized original issue discount (“OID discount”)	1.2	1.3	1.3	1.3	1.3	(0.0)	(0.1)
less: Net deferred tax asset (“DTA”)	1.0	1.0	1.0	1.1	1.2	(0.0)	(0.3)

Normalized common equity (2)	$10.8	$10.9	$11.0	$10.8	$10.4	$(0.1)	$0.5
Core ROTCE (3)	8.2%	9.4%	9.8%	9.7%	9.8%

(1) Core net income available to common is a non-GAAP financial measure that serves as the numerator in the calculations of Adjusted EPS and Core ROTCE and that, like those measures, is believed by management to help the reader better understand the operating performance of the core businesses and their ability to generate earnings. Core net income available to common adjusts GAAP net income available to common for discontinued operations, OID expense, repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items including tax settlements and preferred stock capital actions.

(2) Normalized common equity calculated using 2 period average

(3) Core return on tangible common equity (Core ROTCE) is a non-GAAP financial measure that management believes is helpful for readers to better understand the ongoing ability of the company to generate returns on its equity base that supports core operations. As of 1Q 2016, Ally’s Core net income available to common for purposes of calculating Core ROTCE is based on the actual effective tax rate for the period adjusted for any discrete tax items including tax settlements, which aligns with the methodology used calculating adjusted earnings per share.

(a) In the numerator of Core ROTCE, GAAP net income available to common is adjusted for discontinued operations net of tax, tax-effected OID expense, tax-effected repositioning items primarily related to the extinguishment of high-cost legacy debt and strategic activities, certain discrete tax items and preferred stock capital actions.

(b) In the denominator, GAAP shareholder’s equity is adjusted for preferred equity and goodwill and identifiable intangibles net of DTL, unamortized OID, and net DTA.

1Q 2017 Preliminary Results	23

ALLY FINANCIAL INC. ADJUSTED EFFICIENCY RATIO RELATED INFORMATION

($ in millions)
	QUARTERLY TRENDS					CHANGE VS.

Adjusted Efficiency Ratio Calculation	1Q 17	4Q 16	3Q 16	2Q 16	1Q 16	4Q 16	1Q 16
Numerator
Total noninterest expense	$778	$721	$735	$773	$710	$57	$68
less: Rep and warrant expense	(0)	(0)	(2)	(3)	(1)	0	1
less: Insurance expense	239	207	222	293	218	32	21
less: Repositioning items	-	-	-	4	4	-	(4)

Adjusted noninterest expense	$539	$514	$515	$479	$488	$25	$51

Denominator ($ millions)
Total net revenue	$1,375	$1,368	$1,384	$1,358	$1,327	$7	$48
add: Original issue discount	16	15	15	14	15	1	2
add: Repositioning items	-	-	-	-	3	-	(3)
less: Insurance revenue	279	276	278	275	268	3	11

Adjusted net revenue	$1,112	$1,107	$1,121	$1,097	$1,076	$5	$36
Adjusted Efficiency Ratio (1)	48.5%	46.4%	45.9%	43.7%	45.4%

(1) Adjusted efficiency ratio is a non-GAAP financial measure that management believes is helpful to readers in comparing the efficiency of its core banking and lending businesses with those of its peers. In the numerator of Adjusted efficiency ratio, total noninterest expense is adjusted for Insurance segment expense, repositioning items primarily related to strategic activities and rep and warrant expense. In the denominator, total net revenue is adjusted for Insurance segment revenue, repositioning items primarily related to the extinguishment of high-cost legacy debt and original issue discount (OID). See page 11 for the combined ratio for the Insurance segment which management uses as a primary measure of underwriting profitability for the Insurance business.

1Q 2017 Preliminary Results	24